SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 18, 2008

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OIL STATES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16337 (Commission File Number)	76-0476605 (I.R.S. Employer Identification No.)

Three Allen Center
333 Clay Street, Suite 4620
Houston, Texas 77002
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 18, 2008, Oil States International, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized an additional $50,000,000 for the repurchase of the Company's Common Stock, par value $.01 per share. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Document
99.1	Press Release dated January 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2008

OIL STATES INTERNATIONAL, INC. By: /s/ Bradley J. Dodson Name: Bradley J. Dodson Title: Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit Number	Description of Document
99.1	Press Release dated January 18, 2008